SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Park National Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
INTRODUCTION
INFORMATION ABOUT THE SPECIAL MEETING
ADOPTION OF AMENDMENT TO ARTICLE FOURTH OF ARTICLES OF INCORPORATION TO AUTHORIZE PARK TO ISSUE UP TO 200,000 PREFERRED SHARES (Item 1 on Proxy Card)
ADJOURNMENT OF THE SPECIAL MEETING (Item 2 on Proxy Card)
BENEFICIAL OWNERSHIP OF PARK COMMON SHARES
“HOUSEHOLDING” OF PROXY MATERIALS
SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS
Appendix A

PRELIMINARY COPY
PARK NATIONAL CORPORATION
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
(740) 349-8451
www.parknationalcorp.com
November 8, 2008
Dear Fellow Shareholder:
     A Special Meeting of Shareholders (the “Special Meeting”) of Park National Corporation, an Ohio corporation (“Park”), will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on Friday, December 5, 2008 at 10:00 a.m., Eastern Standard Time.
     The attached Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Shareholders will be asked:
•	To consider and vote upon a proposal to adopt an amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares.

•	To consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation.

•	To transact any other business which properly comes before the Special Meeting or any adjournment thereof.
     The proposed amendment to Park’s Articles of Incorporation will allow Park to take advantage of low-cost capital-raising opportunities provided through the recently announced TARP Capital Purchase Program instituted under the Emergency Economic Stabilization Act of 2008.
     Your vote is important. An abstention or a broker non-vote will be treated as a vote “AGAINST” the proposed amendment to Park’s Articles of Incorporation. For this amendment to be adopted, we need two-thirds of the common shares outstanding to vote “FOR” the proposed amendment. Whether or not you plan to attend the Special Meeting in person, it is urgent that you vote your common shares as soon as possible.
     If you attend the Special Meeting, you may revoke your proxy and vote in person, even if you have previously voted.
Sincerely,
/s/ C. Daniel DeLawder
C. DANIEL DELAWDER
Chairman of the Board and Chief Executive Officer

PARK NATIONAL CORPORATION
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
(740) 349-8451
www.parknationalcorp.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders of Park National
Corporation to Be Held on December 5, 2008

Dear Fellow Shareholders:
     Under the rules of the Securities and Exchange Commission (the “SEC”), you are receiving this Notice that the proxy materials for the Special Meeting of Shareholders (the “Special Meeting”) of Park National Corporation (“Park”) are available on the Internet.
     The Special Meeting will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on Friday, December 5, 2008, at 10:00 a.m., Eastern Standard Time, for the following purposes:
1.	To consider and vote upon a proposal to adopt an amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares.

2.	To consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation.

3.	To transact any other business which properly comes before the Special Meeting or any adjournment thereof. Park’s Board of Directors is not aware of any other business to come before the Special Meeting.
     Your Board of Directors recommends that you vote “FOR” the adoption of the amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares. Your Board of Directors also recommends that you vote “FOR” the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH to Park’s Articles of Incorporation.
     Action may be taken on the foregoing proposals at the Special Meeting on the date specified, or on any date to which, by original or later adjournment, the Special Meeting may be adjourned. If you were a shareholder of record at the close of business on November 6, 2008, you will be entitled to vote in person or by proxy at the Special Meeting and any adjournment thereof.
     This Notice also constitutes notice of the Special Meeting.

     Park’s Proxy Statement for the Special Meeting and a sample of the form of proxy card sent to shareholders by Park are available at: www.snl.com/irweblinkx/docs.aspx?iid=100396. Alternatively, these documents can be viewed by going to Park’s Internet website at www.parknationalcorp.com and selecting the “Documents/SEC Filings” section of the “Investor Relations” page.
     You are cordially invited to attend the Special Meeting. Your vote is important, regardless of the number of common shares you own. Whether or not you plan to attend the Special Meeting in person, it is important that your common shares be represented. Please sign, date and return your proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Alternatively, you may vote electronically via the Internet or by telephone. Please see the accompanying Proxy Statement and proxy card for details about electronic voting. If you later decide to revoke your proxy for any reason, you may do so in the manner described in the accompanying Proxy Statement.
     Please vote as soon as possible.

     To obtain directions to attend the Special Meeting and vote in person, please call Amber Keirns, Executive Assistant to David L. Trautman, the President and Secretary of Park National Corporation, at (740) 322-6828.

By Order of the Board of Directors,

/s/ David L. Trautman

November 8, 2008	DAVID L. TRAUTMAN
President and Secretary

2

PARK NATIONAL CORPORATION
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
(740) 349-8451
www.parknationalcorp.com
PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 5, 2008
INTRODUCTION
     We are sending this Proxy Statement and the accompanying proxy card to you as a shareholder of Park National Corporation, an Ohio corporation (“Park”), in connection with the solicitation of proxies for the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on Friday, December 5, 2008, at 10:00 a.m., Eastern Standard Time. Park’s Board of Directors is soliciting proxies for use at the Special Meeting, or any adjournment thereof. Only shareholders of record as of the close of business on November 6, 2008, which we refer to as the record date, will be entitled to vote at the Special Meeting. The proxy solicitation materials for the Special Meeting will be distributed to shareholders of record on or about November 8, 2008.
INFORMATION ABOUT THE SPECIAL MEETING
Why is Park holding a Special Meeting of Shareholders?
     The recent challenges experienced as a result of turbulence in the financial markets make it necessary for financial institutions to not only preserve existing capital, but to supplement such capital as a protection against further economic difficulties. Recently, certain capital-raising opportunities have been presented by the United States Department of the Treasury (the “U.S. Treasury”) that provide Park with options to raise capital in a low-cost manner. While Park’s capital position is already sound, management would like to take advantage of these opportunities to ensure that during these uncertain times, Park is well-positioned to support its existing operations as well as anticipated future growth.
When is the Special Meeting?
     Friday, December 5, 2008 at 10:00 a.m., Eastern Standard Time.
Where will the Special Meeting be held?
     At the offices of The Park National Bank, 50 North Third Street, Newark, Ohio.
What matters will be voted upon at the Special Meeting?
     Shareholders will be voting on the following matters:

1.	A proposal to adopt an amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares — Item 1 on the accompanying proxy card.

2.	A proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation — Item 2 on the accompanying proxy card.
Why is the amendment to Article FOURTH of Park’s Articles of Incorporation necessary?
     The Board of Directors believes that the authorization of preferred shares for issuance is advisable and in the best interests of Park and its shareholders for several reasons. The authorization of the preferred shares would permit the Board of Directors to issue such preferred shares without further shareholder approval or delay and, thereby, provide Park with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The preferred shares would enable Park to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special meeting of shareholders to approve a contemplated issuance of preferred shares. The Board of Directors believes that this will also help to reduce costs because it will not have to seek additional shareholder approval to issue the preferred shares unless it is required to obtain shareholder approval for the transaction under the rules of NYSE Alternext US LLC (formerly American Stock Exchange LLC) (“NYSE Alternext”), the stock exchange on which Park’s common shares are listed.
     The Board of Directors currently anticipates that it will apply to participate in the U.S. Treasury’s recently announced TARP Capital Purchase Program (the “Capital Purchase Program”) instituted under the Emergency Economic Stabilization Act of 2008. Under the Capital Purchase Program, eligible financial institutions, such as Park, will be able to sell senior preferred shares on standardized terms to the U.S. Treasury in amounts equal to between 1% and 3% of an institution’s risk-weighted assets. Although Park is currently well-capitalized under regulatory guidelines, the Board of Directors believes it is advisable to take advantage of the Capital Purchase Program to raise additional capital to ensure that during these uncertain times, Park is well-positioned to support its existing operations as well as anticipated future growth. Because Park is not currently authorized to issue preferred shares under its Articles of Incorporation, it is necessary for Park to amend its Articles of Incorporation to authorize preferred shares in order to participate in the Capital Purchase Program. Even if the proposed amendment to Park’s Articles of Incorporation is adopted, however, there can be no assurance that Park will issue any senior preferred shares to the U.S. Treasury thereunder.
Who can vote?
     You are entitled to vote your common shares if Park’s shareholder records show that you held Park common shares as of the close of business on November 6, 2008, the record date for the Special Meeting.
     Each shareholder is entitled to one vote for each common share held on November 6, 2008. At the close of business on November 6, 2008, there were 13,964,538 common shares outstanding and entitled to vote. The common shares are Park’s only voting securities.

How do I vote?
     Your common shares may be voted by one of the following methods:
•	by traditional paper proxy card;

•	by submitting a proxy by telephone;

•	by submitting a proxy via the Internet; or

•	in person at the special meeting
     Submitting a Proxy by Telephone or via the Internet. If you are a shareholder of record (that is, if your common shares are registered with Park in your own name), you may submit a proxy by telephone, or via the Internet, by following the instructions included with your proxy card. If your common shares are registered in the name of a broker, a financial institution or another nominee (i.e., you hold your common shares in “street name”), your nominee may be participating in a program that allows you to submit a proxy by telephone or via Internet. If so, the voting form your nominee sent you will provide instructions for submitting your proxy by telephone or via the Internet. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. Also, if you submit a proxy by telephone or via the Internet, and later decide to attend the Special Meeting, you may revoke your previously submitted proxy and vote in person at the Special Meeting.
     The deadline for submitting a proxy by telephone or via the Internet as a shareholder of record is 11:59 p.m., Eastern Standard Time, on December 4, 2008. For shareholders whose common shares are registered in the name of a broker, a financial institution or another nominee, please consult the instructions provided by your nominee for information about the deadline for submitting a proxy by telephone or via the Internet.
     Voting in Person. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.
     If you hold your common shares in “street name” through a broker, a financial institution or another nominee, then that nominee is considered the shareholder of record for voting purposes and should give you instructions for voting your common shares. As a beneficial owner, you have the right to direct that nominee how to vote the common shares held in your account. Your nominee may only vote the common shares of Park that it holds for you in accordance with your instructions. If you have instructed a broker, a financial institution or another nominee to vote your common shares, the above-described options for revoking your proxy do not apply and instead you must follow the instructions provided by your nominee to change your vote.
     If you hold your common shares in “street name” and wish to attend the Special Meeting and vote in person, you must bring an account statement or letter from your broker, financial institution or other nominee authorizing you to vote on behalf of such nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the common shares on November 6, 2008, the record date for voting at the Special Meeting.
How will my common shares be voted?
     Those common shares represented by properly executed proxy cards that are received prior to the Special Meeting or by properly authenticated Internet or telephone votes that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions by your proxy. If you submit a valid proxy card prior to the Special Meeting, or timely submit your proxy by telephone or via the Internet, but do not complete the voting instructions, your proxy will vote your common shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:
•	“FOR” the adoption of the amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares; and

•	“FOR” the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation.
No appraisal rights exist for any action proposed to be taken at the Special Meeting. If any other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.
What if my common shares are held through the Park National Corporation Employees Stock Ownership Plan?
     If you participate in the Park National Corporation Employees Stock Ownership Plan (the “Park KSOP”) and common shares have been allocated to your account in the Park KSOP, you will be entitled to instruct the trustee of the Park KSOP, confidentially, as to how to vote those common shares. If you are such a participant, you may receive your voting instructions card separately. If you give no voting instructions to the trustee of the Park KSOP, the trustee will vote the common shares allocated to your Park KSOP account pro rata in accordance with the instructions received from other participants in the Park KSOP who have voted.
Can the proxy materials be accessed electronically?
     We are sending the proxy materials for the Special Meeting to shareholders on or about November 8, 2008 by first-class U.S. mail. Park’s Proxy Statement for the Special Meeting and a sample of the form of proxy card sent to shareholders by Park are available at: www.snl.com/irweblinkx/docs.aspx?iid=100396. Alternatively, these documents can be viewed by going to Park’s Internet website at www.parknationalcorp.com and selecting the “Documents/SEC Filings” section of the “Investor Relations” page.
How do I change or revoke my proxy?
     Shareholders who submit proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the common shares represented by such proxies will be voted at the Special Meeting and any adjournment thereof. You may revoke your proxy at any time before it is actually exercised at the Special Meeting by giving notice of revocation to Park in writing, by accessing the Internet site prior to the deadline for submitting proxies electronically, by using the toll-free telephone number stated on the proxy card prior to the deadline for transmitting proxies electronically or by attending the Special Meeting and giving notice of revocation in person. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you hold your common shares in “street name” and instructed your broker, financial institution or other nominee to vote your common shares and you would like to revoke or change your vote, then you must follow the instructions of your nominee.

If I vote in advance, can I still attend the Special Meeting?
     Yes. You are encouraged to vote promptly, by returning your signed proxy card by mail or by submitting your proxy electronically by telephone or via the Internet, so that your common shares will be represented at the Special Meeting. However, voting your common shares does not affect your right to attend the Special Meeting and vote your common shares in person.
What constitutes a quorum and how many votes are required for adoption of the proposals?
     Under Park’s Regulations, a quorum is a majority of the common shares outstanding. Common shares may be present in person or represented by proxy at the Special Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were 13,964,538 Park common shares outstanding and entitled to vote on November 6, 2008, the record date. A majority of the outstanding common shares, or 6,982,270 common shares, present in person or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Special Meeting.
     Routine and Non-Routine Proposals. The rules of NYSE Alternext determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker holding common shares for a beneficial owner in street name may vote on the proposal without receiving voting instructions from the beneficial owner. If a proposal is non-routine, the broker may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when the broker holder of record is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any instructions.
     We have been advised by NYSE Alternext that each of (i) the proposal to adopt the amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares and (ii) the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation, is a non-routine item.
[Remainder of page intentionally left blank.]

     Votes Required for the Approval of the Proposals. To approve the two proposals, the following proportion of votes is required:

Impact of Abstentions and
Broker
Item	Vote Required	Non-Votes, if any

Amendment to Article FOURTH of Park’s Articles of Incorporation	Approval of two-thirds of the outstanding common shares	• Abstention will not count as a vote cast on the proposal but has the same effect as a vote “AGAINST” the proposal

• Broker non-vote will have same effect as a vote “AGAINST” the proposal

Adjournment of the Special Meeting	Approval of a majority of the common shares present in person or represented by proxy and entitled to vote at the Special Meeting	• Abstention will not count as a vote cast on the proposal but has the same effect as a vote “AGAINST” the proposal

• Broker non-vote will not count as a vote on the proposal and will not affect the outcome of the vote
     Park’s policy is to keep confidential proxy cards, ballots and voting tabulations that identify individual shareholders. However, exceptions to this policy may be necessary in some instances to comply with legal requirements and, in the case of any contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting. Inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote must acknowledge their responsibility to comply with this policy of confidentiality.
What is the recommendation of Park’s Board of Directors?
     Park’s Board of Directors recommends that each shareholder vote “FOR” the adoption of the amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 common shares and “FOR” the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation.
What will the consequences be if the proposed amendment to Article FOURTH of Park’s Article of Incorporation is not adopted?
     If the proposed amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares is not adopted, Park will not be able to take advantage of the Capital Purchase Program. Park may have a distinct disadvantage against competitors in the current environment and may be limited in its future ability to raise additional capital to ensure that during these uncertain times, Park is well-positioned to support its existing operations as well as anticipated future growth.

Who pays the cost of proxy solicitation?
     Park will pay the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors, other than the Internet access and telephone usage charges mentioned above. Although we are soliciting proxies by mailing these proxy materials to our shareholders, directors, officers and employees of Park and our subsidiaries also may solicit proxies by further mailing, personal contact, telephone, facsimile or electronic mail without receiving any additional compensation for such solicitations. Arrangements will also be made with brokerage firms, financial institutions and other nominees who are record holders of common shares for the forwarding of solicitation materials to the beneficial owners of such common shares. Park will reimburse these brokers, financial institutions and nominees for their reasonable out-of-pocket costs in connection therewith.
     Park has retained The Altman Group, Lyndhurst, New Jersey, to aid in the solicitation of proxies for the Special Meeting. The Altman Group will receive a base fee of $7,000, plus reimbursement of out-of-pocket fees and expenses for its proxy solicitation services.
Who should I call if I have questions concerning this proxy solicitation or the proposals to be considered at the Special Meeting?
     If you have any questions concerning this proxy solicitation, or the proposals to be considered at the Special Meeting, please call The Altman Group at 1-866-341-2072. This is a toll-free telephone number.
Does Park send multiple proxy statements to two or more shareholders who share an address?
     Only one copy of this Proxy Statement and the notice of the Special Meeting and the “Internet Availability of Proxy Materials” (the “Notice of Special Meeting and Internet Availability of Proxy Materials”) for the Special Meeting is being delivered to previously notified shareholders who share an address unless Park has received contrary instructions from one or more of the shareholders. A separate proxy card is being included for each account at the shared address.
     Registered shareholders who share an address and would like to receive a separate Notice of Special Meeting and Internet Availability of Proxy Materials and/or a separate Proxy Statement for the Special Meeting, may contact Park’s transfer agent and registrar, The Park National Bank c/o First-Knox National Bank, Division of The Park National Bank (“First-Knox National Bank”), by calling 1-800-837-5266, ext. 5208, or forwarding a written request addressed to First-Knox National Bank, Attention: Debbie Daniels, P.O. Box 1270, One South Main Street, Mount Vernon, Ohio 43050-1270.
ADOPTION OF AMENDMENT TO ARTICLE FOURTH OF ARTICLES OF
INCORPORATION TO AUTHORIZE PARK TO ISSUE UP TO 200,000 PREFERRED SHARES
(Item 1 on Proxy Card)
General
     Under Park’s existing Articles of Incorporation, Park does not have the authority to issue preferred shares. If the shareholders adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation, Park will be authorized to issue up to 200,000 preferred shares, without par value. The Board of Directors will be authorized to provide for the issuance of one or more series of preferred shares and, in connection with the creation of any such series, to adopt an amendment to Park’s Articles of Incorporation determining, in whole or in part, the express terms of any such series to the fullest extent permitted under Ohio law. As such, the preferred shares would be available for issuance without further action by Park’s shareholders, except as may be required by applicable law or pursuant to the rules of NYSE Alternext.
Reasons for Adoption of the Proposed Amendment
     The Board of Directors believes that the authorization of the preferred shares for issuance is advisable and in the best interests of Park and its shareholders for several reasons. The authorization of the preferred shares would permit the Board of Directors to issue such preferred shares without shareholder approval or delay and, thereby, provide Park with maximum flexibility in structuring acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes. The preferred shares would enable Park to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special meeting of shareholders to approve a contemplated issuance of shares. The Board of Directors believes that this will also help to reduce costs because it will not have to seek additional shareholder approval to issue the preferred shares unless it is required to obtain shareholder approval for the transaction under the rules of NYSE Alternext.
     The primary purpose of the proposed amendment to the Articles of Incorporation to authorize the issuance of preferred shares is to enable Park to participate in the U.S. Treasury’s Capital Purchase Program. The Board of Directors currently anticipates that it will apply to participate in the Capital Purchase Program, pursuant to which eligible financial institutions, such as Park, will be able to sell senior preferred shares on standardized terms to the U.S. Treasury in amounts equal to between 1% and 3% of an institution’s risk-weighted assets. Although Park is currently well-capitalized under regulatory guidelines, the Board of Directors believes it is advisable to take advantage of the Capital Purchase Program to raise additional capital to ensure that during these uncertain times, Park is well-positioned to support its existing operations as well as anticipated future growth. Because Park is not currently authorized to issue preferred shares under its Articles of Incorporation, it is necessary for Park to amend its Articles of Incorporation to authorize preferred shares in order to participate in the Capital Purchase Program. Even if the proposed amendment to Park’s Articles of Incorporation is adopted, however, there can be no assurance that the U.S. Treasury will approve Park’s application to participate in the Capital Purchase Program or that Park will issue any senior preferred shares to the U.S. Treasury thereunder.
Terms of the Capital Purchase Program
     The Capital Purchase Program was announced by the U.S. Treasury on October 14, 2008 as part of the Troubled Asset Relief Program (TARP). Pursuant to the Capital Purchase Program, the U.S. Treasury will purchase up to $250 billion of senior preferred shares on standardized terms from qualifying financial institutions. The purpose of the Capital Purchase Program is to encourage U.S. financial institutions to build capital to increase the flow of financing to U.S. businesses and consumers and to support the U.S. economy.
     Under the Capital Purchase Program, eligible financial institutions can generally apply to issue senior preferred shares to the U.S. Treasury in aggregate amounts between 1% and 3% of the institution’s risk-weighted assets. In the case of Park, this would permit Park to apply for an investment by the U.S. Treasury of between approximately $47 million and $141 million. In order to participate, Park must submit an application before 5:00 p.m., Eastern Standard Time, on November 14, 2008. If Park submits an application by this deadline and receives preliminary approval to participate in the Capital Purchase Program, Park would then have 30 days from the date of preliminary approval to satisfy all requirements for participation and to complete the issuance of the senior preferred shares to the U.S. Treasury.

     If Park participates in the U.S. Treasury’s Capital Purchase Program, the U.S. Treasury would purchase from Park cumulative perpetual preferred shares, with a liquidation preference of at least $1,000 per share (the “Senior Preferred Shares”). The Senior Preferred Shares would constitute Tier 1 capital and would rank senior to Park’s common shares. The Senior Preferred Shares would pay cumulative dividends at a rate of 5% per annum for the first five years and will reset to a rate of 9% per annum after year five. Dividends would be payable quarterly in arrears.
     The Senior Preferred Shares would be non-voting shares, but would have class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred Shares; (ii) any amendment to the rights of the Senior Preferred Shares; or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the Senior Preferred Shares. In the event that the cumulative dividends described above were not paid in full for six dividend periods, whether or not consecutive, the holders of the Senior Preferred Shares would have the right to elect two directors. The right to elect directors would end when dividends have been paid in full for four consecutive dividend periods.
     The Senior Preferred Shares would be redeemable after three years at their issue price, plus accrued and unpaid dividends. Prior to the end of three years after the U.S. Treasury’s investment, the Senior Preferred Shares could only be redeemed using the proceeds of an offering of other Tier 1 qualifying perpetual preferred shares or common shares which yields at least 25% of the issue price of the Senior Preferred Shares. Any such redemption must be approved by Park’s primary federal bank regulator – the Federal Reserve Board. The U.S. Treasury would be permitted to transfer the Senior Preferred Shares to a third party at any time.
     Financial institutions participating in the Capital Purchase Program must also issue warrants (the “Warrants”) to the U.S. Treasury to purchase a number of common shares having a market price equal to 15% of the aggregate amount of the Senior Preferred Shares purchased by the U.S. Treasury. The initial exercise price for the Warrants, and the market price for determining the number of common shares subject to the Warrants, will be determined by reference to the market price of the common shares on the date of the investment by the U.S. Treasury in the Senior Preferred Shares (calculated on a 20-day trailing average). The Warrants will have a term of 10 years. Any common shares of Park which may be delivered upon exercise of the Warrants will be treasury shares. As a result, holders of Park’s common shares will not have preemptive rights with respect to any common shares which may be delivered upon exercise of the Warrants.
     Financial institutions participating in the Capital Purchase Program will be required to take the steps necessary to register the Senior Preferred Shares and the Warrants and the underlying common shares purchasable upon exercise of the Warrants.
     As long as the Senior Preferred Shares remain outstanding, unless all accrued and unpaid dividends for all past dividend periods on the Senior Preferred Shares are fully paid, Park would not be permitted to declare or pay dividends on any common shares, any junior preferred shares or any preferred shares ranking pari passu with the Senior Preferred Shares (other than in the case of pari passu preferred shares, dividends on a pro rata basis with the Senior Preferred Shares), nor would Park be permitted to repurchase or redeem any common shares or preferred shares other than the Senior Preferred Shares. Unless the Senior Preferred Shares have been transferred or redeemed in whole, until the third anniversary of the U.S. Treasury’s investment, any increase in common share dividends would be prohibited without the prior approval of the U.S. Treasury. In addition, unless the Senior Preferred Shares have been transferred or redeemed in whole, until the third anniversary of the U.S. Treasury’s investment, the U.S. Treasury’s consent would be required for any share repurchases other than repurchases of the Senior Preferred Shares and repurchases of junior preferred shares or common shares in connection with any benefit plan in the ordinary course of business and consistent with past practice.

     To participate in the Capital Purchase Program, Park would be required to adopt the U.S. Treasury’s standards for executive compensation and corporate governance, for the period during which the U.S. Treasury holds equity issued under the Capital Purchase Program. These standards generally apply to the chief executive officer, chief financial officer, plus the next three most highly compensated executive officers. Park would be required to meet certain standards, including: (1) ensuring that incentive compensation for senior executives does not encourage unnecessary and excessive risks that threaten the value of the financial institution; (2) requiring a clawback of any bonus or incentive compensation paid to a senior executive based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (3) prohibiting certain severance payments to a senior executive, generally referred to as “golden parachute” payments, above specified limits set forth in the U.S. Internal Revenue Code; and (4) agreeing not to deduct for tax purposes executive compensation in excess of $500,000 for each senior executive – for this purpose, all compensation paid to the senior executive for the applicable tax year is taken into account, including certain qualified performance-based compensation normally deductible under Section 162(m) of the U.S. Internal Revenue Code.
     The foregoing description of the Capital Purchase Program is based on the information currently available regarding the Capital Purchase Program and does not purport to be complete in all respects. The final terms of the Capital Purchase Program, including the terms of the Senior Preferred Shares and of the Warrants, will be set forth in investment agreements and related documentation to be issued by the U.S. Treasury and executed by participating financial institutions. The U.S. Treasury has not yet made these investment agreements and related documentation publicly available.
Potential Anti-Takeover Effect of Preferred Shares
     The proposed amendment to Article FOURTH of Park’s Articles of Incorporation could have certain anti-takeover effects with respect to Park. For example, the authorized preferred shares could be issued so as to make it more difficult or time consuming for a third party to acquire a majority of Park’s outstanding voting stock or otherwise effect a change of control. Preferred shares may also be sold to third parties that indicate that they would support the Board of Directors in opposing a hostile takeover bid. The availability of the preferred shares could have the effect of delaying a change of control and of increasing the consideration ultimately paid to Park and its shareholders.
     The Board of Directors does not intend to issue any preferred shares for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features intended specifically to make any attempted acquisition of Park more difficult. Rather, the Board of Directors intends to issue preferred shares only for the purpose of facilitating acquisitions, joint ventures, strategic alliances, capital-raising transactions and for other corporate purposes, although the issuance of preferred shares in connection with these purposes could nonetheless have the effect of making an acquisition of Park more difficult.
     Park’s Articles of Incorporation and Regulations contain other provisions which could potentially make a change of control of Park more difficult. These provisions include:
•	the classification of the Board of Directors into three classes, so that each class of directors serves for three years, with one class being elected each year;

•	the requirement that shareholder nominations of individuals for election to the Board of Directors be made in writing and delivered or mailed to the President of Park within specified timeframes; and

•	the requirement, under Article EIGHTH of Park’s Articles of Incorporation, of an enlarged majority vote of the holders of Park’s common shares when any of the following actions are contemplated:
•	any merger or consolidation of Park with or into a beneficial owner of 20% or more of the voting power of Park entitled to vote in the election of directors or an affiliate or associate of that 20% beneficial owner;

•	any sale, lease, exchange, transfer or other disposition of at least 10% of the total assets of Park to a 20% beneficial owner or its affiliates or associates;

•	any merger into Park or one of its subsidiaries of a 20% beneficial owner or its affiliates or associates;

•	any sale, lease, exchange, transfer or other disposition to Park or one of its subsidiaries of all or any part of the assets of a 20% beneficial owner (or its affiliates or associates), excluding any disposition which, if included with all other dispositions consummated during the same fiscal year of Park by the same 20% beneficial owner or its affiliates or associates, would not result in dispositions having an aggregate fair value in excess of 1% of the total consolidated assets of Park, unless all such dispositions by the 20% beneficial owner or its affiliates or associates during the same and four preceding fiscal years of Park would result in disposition of assets having an aggregate fair value in excess of 2% of the total consolidated assets of Park;

•	any reclassification of Park common shares or any recapitalization involving the common shares of Park, consummated within five years after a 20% beneficial owner becomes such;

•	any agreement, contract or arrangement providing for any of the previously described business combinations; and

•	any amendment to Article EIGHTH of Park’s Articles of Incorporation.
     The enlarged majority vote required when Article EIGHTH applies is the greater of:
•	four-fifths of the outstanding Park common shares entitled to vote on the proposed business combination, or

•	that fraction of the outstanding Park common shares having: (i) as the numerator, a number equal to the sum of: (a) the number of outstanding Park common shares beneficially owned by the 20% beneficial owner plus (b) two-thirds of the remaining number of Park common shares outstanding, and (ii) as the denominator, a number equal to the total number of outstanding Park common shares entitled to vote.
     Article EIGHTH does not apply where (i) the shareholders who do not vote in favor of the transaction and whose proprietary interest will be terminated in connection with a transaction are paid a “minimum price per share” and (ii) a proxy statement satisfying the requirements of the Securities Exchange Act of 1934 is mailed to the Park shareholders for the purpose of soliciting shareholder approval of the transaction. If the price criteria and procedural requirements are satisfied, the approval of a business combination would require only that affirmative vote (if any) required by law or by Park’s Articles of Incorporation or Regulations.
Proposed Amendment to Article FOURTH
     The full text of the proposed amendment to Article FOURTH of Park’s Articles of Incorporation is attached to this Proxy Statement as Appendix A. If the proposed amendment is adopted, Park’s Board of Directors would be authorized to issue preferred shares in one or more series, from time to time, with full or limited voting power, or without voting power, and with all designations, preferences and relative, participating, optional or other special rights and privileges of, and qualifications, limitations or restrictions upon the preferred shares, as may be provided in the amendment or amendments adopted by Park’s Board of Directors. The authority of Park’s Board of Directors includes, but is not limited to, the determination or fixing of the following with respect to preferred shares of any series:
•	the division of the preferred shares into series and the designation and authorized number of preferred shares (up to the number of preferred shares authorized) in each series;

•	the dividend rate and whether dividends are to be cumulative;

•	whether preferred shares are to be redeemable, and, if so, whether redeemable for cash, property or rights;

•	the liquidation rights to which the holders of preferred shares will be entitled, and the preferences, if any;

•	whether the preferred shares will be subject to the operation of a sinking fund, and, if so, upon what conditions;

•	whether the preferred shares will be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock and the terms and conditions of the conversion or exchange;

•	the voting rights of the preferred shares, which may be full, limited or denied, except as otherwise required by law;

•	the pre-emptive rights, if any, to which the holders of preferred shares will be entitled and any limitations thereon;

•	whether the issuance of any additional shares, or of any shares of any other series, will be subject to restrictions as to issuance, or as to the powers, preferences or rights of any of these other series; and

•	any other relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions.
     The actual effect of the issuance of any preferred shares upon the rights of holders of common shares cannot be stated until the Board of Directors determines the specific rights of any preferred shares. However, the effects might include, among other things, restricting dividends on the common shares, diluting the voting power of the common shares, reducing the market price of the common shares or impairing the liquidation rights of the common shares without further action by the shareholders. For a discussion of the effect upon the rights of holders of common shares of the issuance of Senior Preferred

Shares under the U.S. Treasury’s Capital Purchase Program, see “— Terms of the Capital Purchase Program” beginning on page     . Holders of Park’s common shares will not have preemptive rights with respect to the preferred shares.
     Park has no present agreement to issue any of the preferred shares and, except for the Senior Preferred Shares contemplated by the U.S. Treasury’s Capital Purchase Program, has no present intention to issue any of the preferred shares.
PARK’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO ARTICLE
FOURTH OF PARK’S ARTICLES OF INCORPORATION TO AUTHORIZE PARK TO ISSUE
UP TO 200,000 PREFERRED SHARES.
ADJOURNMENT OF THE SPECIAL MEETING
(Item 2 on Proxy Card)
     In the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of Park’s Articles of Incorporation, Park’s management may propose to adjourn the Special Meeting to a later date or dates in order to permit the solicitation of additional proxies. Pursuant to the provisions of Park’s Regulations, no notice of an adjourned meeting need be given to you if the date, time and place of the adjourned meeting are fixed and announced at the Special Meeting.
     In order to permit proxies that have been received by Park at the time of the Special Meeting to be voted for an adjournment, if necessary, Park has submitted the proposal to adjourn the Special Meeting to you as a separate matter for your consideration.
     In this proposal, Park is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning the Special Meeting and any later adjournments. If Park’s shareholders approve the adjournment proposal, Park could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the proposal to amend Article FOURTH of Park’s Articles of Incorporation, including the solicitation of proxies from the shareholders that have previously voted against such proposal to amend Article FOURTH of Park’s Articles of Incorporation. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to amend Article FOURTH of Park’s Articles of Incorporation have been received, Park could adjourn the Special Meeting without a vote on the proposal to amend Article FOURTH of Park’s Articles of Incorporation and seek to convince the holders of those common shares to change their votes to votes in favor of the adoption of the amendment to Article FOURTH of Park’s Articles of Incorporation.
     The proposal to adjourn the Special Meeting must be approved by the holders of a majority of the Park common shares present in person or by properly executed or authenticated proxy and entitled to vote at the Special Meeting.

     Park’s Board of Directors believes that if the number of common shares present or represented at the Special Meeting and voting in favor of the proposal to adopt the amendment to Article FOURTH of Park’s Articles of Incorporation is insufficient to adopt the amendment, it is in the best interests of the shareholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to adopt the amendment.
PARK’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE
SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE
EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL
MEETING TO ADOPT THE PROPOSED AMENDMENT TO ARTICLE FOURTH OF
PARK’S ARTICLES OF INCORPORATION.
[Remainder of page intentionally left blank.]

BENEFICIAL OWNERSHIP OF PARK COMMON SHARES
     The following table furnishes information regarding the beneficial ownership of Park common shares, as of September 30, 2008, for each of Park’s directors, each of Park’s executive officers, all directors and executive officers of Park as a group and each person known by Park to beneficially own more than 5% of Park’s outstanding common shares:

	Amount and Nature of Beneficial Ownership (1)
			Common Shares
			Which Can Be
			Acquired Upon
			Exercise of
			Currently
			Exercisable Options
			or Options First
Name of Beneficial			Becoming
Owner or Number	Common Shares		Exercisable		Percent of
of Persons in Group (1)	Presently Held		Within 60 Days	Total	Class (2)
Trust departments of bank subsidiaries of Park	2,938,803	(3)	0	2,938,803	21.04%
c/o The Park National Bank, Trust Department 50 North Third Street Newark, OH 43055 (3)
Nicholas L. Berning	200		0	200	(4)
Maureen Buchwald	6,860	(5)	0	6,860	(4)
James J. Cullers	8,259	(6)	0	8,259	(4)
C. Daniel DeLawder (7)	113,361	(8)	1,828	115,189	(4)
Harry O. Egger	44,351	(9)	0	44,351	(4)
F. William Englefield IV	3,124	(10)	0	3,124	(4)
William T. McConnell	176,671	(11)	0	176,671	(4)
John J. O’Neill	175,540	(12)	0	175,540	1.26%
William A. Phillips	11,771	(13)	0	11,771	(4)
J. Gilbert Reese	456,884	(14)	0	456,884	3.27%
Rick R. Taylor	3,559	(15)	0	3,559	(4)
David L. Trautman (7)	48,534	(16)	1,809	50,343	(4)
Leon Zazworsky	16,706		0	16,706	(4)
John W. Kozak (7)	28,341	(17)	2,377	30,718	(4)
All current executive officers and directors as a group (14 persons)	1,094,161	(18)	6,014	1,100,175	7.87%

(1)	Unless otherwise indicated in the footnotes to this table, each beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table for such beneficial owner. All fractional common shares have been rounded down to the nearest whole common share. The mailing address of each of the executive officers and directors of Park is 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500.

(2)	The “Percent of Class” computation is based upon the sum of (i) 13,964,538 common shares outstanding on September 30, 2008 and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after September 30, 2008.

(3)	The trust departments of Park’s bank subsidiaries (and their divisions), as the fiduciaries of various agency, trust and estate accounts, hold an aggregate of 2,938,803 common shares. The trust department of The Park National Bank (and its divisions) hold an aggregate of 2,936,180 (21.03% of the outstanding common shares), including 689,509 common shares with no voting or investment power; 465,352 common shares with investment but no voting power; 571,631 common shares with voting but no investment power; and 1,209,688 common shares with voting and investment power. The trust department of Vision Bank (and its divisions) holds 2,623 common shares (0.02% of the outstanding common shares), with voting and investment power for all of the 2,623 common shares. The officers and directors of each bank subsidiary and of Park disclaim beneficial ownership of the common shares beneficially owned by the trust department of each bank subsidiary (and its divisions).

(4)	Represents beneficial ownership of less than 1% of the outstanding common shares.

(5)	The number shown includes 3,000 common shares held jointly by Mrs. Buchwald and her husband as to which she shares voting and investment power.

(6)	The number shown includes: 852 common shares held by Mr. Cullers’ wife in an individual retirement account as to which she has sole voting and investment power and Mr. Cullers disclaims beneficial ownership; 4,000 common shares held in an individual retirement account for which the trust department of The Park National Bank (First-Knox National Bank Division) serves as trustee and has voting power and investment power; 152 common shares held by Mr. Cullers as custodian for his grandchildren; and 126 common shares held by Mr. Cullers’ wife as custodian for their grandchildren as to which she has sole voting and investment power and Mr. Cullers disclaims beneficial ownership.

(7)	Executive officer of Park. Messrs. DeLawder and Trautman also serve as directors of Park.

(8)	The number shown includes: 46,148 common shares held by the wife of Mr. DeLawder as to which she has sole voting and investment power and Mr. DeLawder disclaims beneficial ownership; and 11,933 common shares held for the account of Mr. DeLawder in the Park KSOP. As of September 30, 2008, 48,240 common shares held by Mr. DeLawder and 38,165 common shares held by the wife of Mr. DeLawder had been pledged as security to a financial institution which is not affiliated with Park, in connection with a personal loan.

(9)	The number shown includes: 17,502 common shares held by the wife of Mr. Egger as to which she has sole voting and investment power and Mr. Egger disclaims beneficial ownership; 5,714 common shares held for the account of Mr. Egger in the Park KSOP; 715 common shares held in an individual retirement account by Merrill Lynch as custodian for Mr. Egger; and 704 common shares held in an individual retirement account by Merrill Lynch as custodian for the wife of Mr. Egger as to which Mr. Egger disclaims beneficial ownership.

(10)	The number shown includes: 1,261 common shares held in a managing agency account with the trust department of The Park National Bank as to which the trust department of The Park National Bank has voting power and investment power and Mr. Englefield disclaims beneficial ownership; 273 common shares held in an individual retirement account by Merrill Lynch as custodian for Mr. Englefield; and 1,590 common shares held in a cash management account by Merrill Lynch as custodian for Mr. Englefield.

(11)	The number shown includes: 16,978 common shares held in an inter vivos irrevocable trust established by Mr. McConnell as to which The Park National Bank’s trust department serves as trustee and has voting and investment power and Mr. McConnell disclaims beneficial ownership; and 5,475 common shares held for the account of Mr. McConnell in the Park KSOP. The number shown also includes 1,155 common shares held by The McConnell Foundation, an Ohio not for profit corporation as to which Mr. McConnell and his two adult children serve as trustees. Mr. McConnell shares voting and investment power as to these 1,155 common shares with the other two trustees but disclaims beneficial ownership with respect to these 1,155 common shares. The number shown does not include 53,988 common shares held by the estate of the wife of Mr. McConnell as to which The Park National Bank serves as executor with sole voting and investment power and Mr. McConnell disclaims beneficial ownership.

(12)	The number shown includes 152,042 common shares held by O’Neill Investments LLC, an Ohio limited liability company as to which Mr. O’Neill is one of two managing members as well as a non-managing member. Mr. O’Neill shares voting and investment power with respect to these common shares with his adult son, the other managing member.

(13)	The number shown includes: 2,471 common shares held for the account of Mr. Phillips in the Park KSOP; 1,491 common shares held in an individual retirement account for which the trust department of The Park National Bank (Century National Bank Division) serves as trustee and has voting and investment power and as to which Mr. Phillips disclaims beneficial ownership; and 3,858 common shares held by the wife of Mr. Phillips as to which she has sole voting and investment power and Mr. Phillips disclaims beneficial ownership.

(14)	The number shown includes: 56,359 common shares held by the wife of Mr. Reese as to which she has sole voting and investment power and Mr. Reese disclaims beneficial ownership; and 400,345 common shares held in a grantor trust created by Mr. Reese for which the trust department of The Park National Bank serves as trustee and as to which Mr. Reese has voting and investment power. The number shown does not include 22,050 common shares held by the trust department of The Park National Bank for The Gilbert Reese Family Foundation, an Ohio not for profit corporation managed by Mr. Reese’s wife and two adult children. Mr. Reese has no voting or investment power with respect to the common shares held for The Gilbert Reese Family Foundation and disclaims beneficial ownership of these 22,050 common shares. The trust department of The Park National Bank has voting power but no investment power as to these 22,050 common shares.

(15)	The number shown includes 3,559 common shares held in a managing agency account with the trust department of The Park National Bank (Richland Bank Division) as to which the trust department has voting and investment power and Mr. Taylor disclaims beneficial ownership.

(16)	The number shown includes: 13,230 common shares held by the wife of Mr. Trautman as to which she has sole voting and investment power and Mr. Trautman disclaims beneficial ownership; 822 common shares held in a rollover plan as to which the wife of Mr. Trautman has sole voting and investment power and Mr. Trautman disclaims beneficial ownership; and 6,617 common shares held for the account of Mr. Trautman in the Park KSOP. As of September 30, 2008, 27,865 common shares held by Mr. Trautman and 13,230 common shares held by the wife of Mr. Trautman had been pledged as security to a financial institution which is not affiliated with Park, in connection with a personal loan.

(17)	The number shown includes 4,055 common shares held for the account of Mr. Kozak in the Park KSOP. As of September 30, 2008, 24,145 common shares held by Mr. Kozak had been pledged as security to a financial institution which is not affiliated with Park, in connection with a personal line of credit.

(18)	See Notes (5), (6) and (8) through (17) above.

“HOUSEHOLDING” OF PROXY MATERIALS
     Periodically, Park provides each registered shareholder at a shared address, not previously notified, with a separate notice of Park’s intention to household proxy materials. The record holder notifies beneficial shareholders (those who hold common shares through a broker, financial institution or other nominee) of the householding process. Only one copy of this Proxy Statement and the Notice of Special Meeting and Internet Availability of Proxy Materials is being delivered to previously notified multiple registered shareholders who share an address unless Park has received contrary instructions from one or more of the shareholders. A separate proxy card is being included for each account at the shared address.
     Registered shareholders who share an address and would like to receive a separate Notice of Special Meeting and Internet Availability of Proxy Materials and/or a separate Proxy Statement for the Special Meeting, or who have questions regarding the householding process, may contact First-Knox National Bank, by calling 1-800-837-5266, ext. 5208, or forwarding a written request addressed to First-Knox National Bank, Attention: Debbie Daniels, P.O. Box 1270, One South Main Street, Mount Vernon, Ohio 43050-1270. Promptly upon request, a separate Notice of Special Meeting and Internet Availability of Proxy Materials and/or a separate copy of the Proxy Statement for the Special Meeting will be sent. By contacting First-Knox National Bank, registered shareholders sharing an address can also (i) notify Park that the registered shareholders wish to receive separate annual reports, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if they are receiving multiple copies. Beneficial shareholders should contact their brokers, financial institutions or other nominees for specific information on the householding process as it applies to their accounts.
SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
Nomination of Individual for Election as a Director
     Any shareholder who wishes to nominate an individual for election as a director at an annual meeting of the shareholders of Park must comply with Park’s Regulations regarding shareholder nominations. Shareholder nominations must be made in writing and delivered or mailed to Park’s President not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. However, if less than 21 days’ notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to Park’s President not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to the shareholders. Park’s 2009 Annual Meeting of Shareholders is currently scheduled to be held on April 20, 2009. Each shareholder nomination must contain the following information to the extent known by the nominating shareholder:
•	the name and address of each proposed nominee;

•	the principal occupation of each proposed nominee;

•	the total number of Park common shares that will be voted for each proposed nominee;

•	the name and residence address of the nominating shareholder; and

•	the number of Park common shares beneficially owned by the nominating shareholder.
Nominations which do not comply with the above requirements and Park’s Regulations will be disregarded.

Shareholder Proposals
     Proposals by shareholders intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Secretary of Park no later than November 17, 2008, to be eligible for inclusion in Park’s proxy, notice of meeting, proxy statement and Notice of Internet Availability of Proxy Materials relating to the 2009 Annual Meeting. Park will not be required to include in its proxy, notice of meeting, proxy statement or Notice of Internet Availability of Proxy Materials, a shareholder proposal that is received after that date or that otherwise fails to meet the requirements for shareholder proposals established by applicable of the SEC rules.
     The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the Board of Directors. If a shareholder intends to present a proposal at the 2009 Annual Meeting of Shareholders without inclusion of that proposal in Park’s proxy materials and written notice of the proposal is not received by the Secretary of Park by January 31, 2009, or if Park meets other requirements of the applicable SEC rules, the proxies solicited by the Board of Directors for use at the 2009 Annual Meeting will confer discretionary authority to vote on the proposal should it then be raised at the 2009 Annual Meeting.
     In each case, written notice must be given to Park’s Secretary, whose name and address are:
David L. Trautman
President and Secretary
Park National Corporation
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
OTHER MATTERS
     As of the date of this Proxy Statement, the Board of Directors knows of no matter that will be presented for action by the shareholders at the Special Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders should properly come before the Special Meeting, including matters relating to the conduct of the Special Meeting, the individuals acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.
     It is important that your proxy card be completed, signed and returned promptly. If you do not expect to attend the Special Meeting in person, please complete, sign and return the enclosed proxy card in the self-addressed envelope furnished herewith. Alternatively, please vote electronically via the Internet or by telephone following the instructions on your proxy card.

By Order of the Board of Directors,

November 8, 2008	/s/ David L. Trautman
DAVID L. TRAUTMAN President and Secretary

Appendix A
Proposed Amendment to Article FOURTH
of Articles of Incorporation of
Park National Corporation
     Article FOURTH shall be amended and restated in its entirety as follows:
FOURTH: The authorized number of shares of the Corporation shall be Twenty Million Two Hundred Thousand (20,200,000), consisting of Twenty Million (20,000,000) common shares, each without par value (the “common shares”), and Two Hundred Thousand (200,000) preferred shares, each without par value (the “preferred shares”).
The directors of the Corporation are hereby authorized to provide for the issuance of, and to issue, one or more series of preferred shares and, in connection with the creation of any such series, to adopt an amendment or amendments to the Articles of the Corporation determining, in whole or in part, the express terms of any such series to the fullest extent now or hereafter permitted under Ohio law, including, but not limited to, determining: the division of such shares into series and the designation and authorized number of shares of each series; dividend or distribution rights; dividend rate; liquidation rights, preferences and price; redemption rights and price; sinking fund requirements; voting rights; pre-emptive rights; conversion rights; restrictions on the issuance of shares; and other relative, participating, optional or other special rights and privileges of each such series and the qualifications, limitations or restrictions thereof. In the event that at any time the directors of the Corporation shall have established and designated one or more series of preferred shares consisting of a number of shares which constitutes less than all of the authorized number of preferred shares, the remaining authorized preferred shares shall be deemed to be shares of an undesignated series of preferred shares until designated by the directors of the Corporation as being part of a series previously established or a new series then being established by the directors. Without limiting the generality of the foregoing, and subject to the rights of any series of preferred shares then outstanding, the amendment providing for issuance of any series of preferred shares may provide that such series shall be superior or rank equally or be junior to the preferred shares of any other series to the extent permitted by Ohio law.

A-1

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PARK NATIONAL CORPORATION
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 5, 2008
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of Park National Corporation, an Ohio corporation (the “Company”), hereby appoint(s) F. William Englefield IV and Leon Zazworsky, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held on December 5, 2008, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 10:00 a.m., Eastern Standard Time, and any adjournment, and to vote all of the common shares of the Company which the undersigned is (are) entitled to vote at such Special Meeting or any adjournment, as shown to the right:

Please be sure to sign and date this proxy card in the boxes below and to the right:	DATE

Please indicate if you plan to attend the Special Meeting.
☐ YES ☐ NO

1.	To adopt the amendment to Article FOURTH of the Company’s Articles of Incorporation to authorize the Company to issue up to 200,000 preferred shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of the Company’s Articles of Incorporation.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned shareholder(s) authorize(s) the individuals designated to vote this proxy, to vote in their discretion, to the extent permitted by applicable law, upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Special Meeting or any adjournment.

Any proxy previously given to vote the common shares which the undersigned is (are) entitled to vote at the Special Meeting is hereby revoked. Receipt is acknowledged of the accompanying Notice of Special Meeting of Shareholders and copy of the Proxy Statement for the December 5, 2008 Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of Park National Corporation To Be Held on December 5, 2008: Park National Corporation’s Proxy Statement for the Special Meeting and a sample of the form of proxy card sent by Park National Corporation are available at:
www.snl.com/irweblinkx/docs.aspx?iid=100396.

Shareholder	Co-Holder (if any)
Sign to Right	Sign to Right
PARK NATIONAL CORPORATION
               THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL IN ITEM NO. 1 AND FOR THE PROPOSAL IN ITEM NO. 2. WHERE A CHOICE IS SPECIFIED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED, IF PERMITTED BY APPLICABLE LAW, FOR THE PROPOSAL IN ITEM NO. 1 AND FOR THE PROPOSAL IN ITEM NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THIS PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS.
               Please sign exactly as your name(s) appear(s) hereon. If common shares are registered in two names, both shareholders must sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or another authorized officer. If shareholder is a partnership or other entity, please sign that entity’s name by an authorized person. (Please note any change of address on this proxy card).
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PARK NATIONAL CORPORATION.
PLEASE ACT PROMPTLY – SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

Park National Corporation offers shareholders of record three ways to vote your proxy:
Telephone Voting
This method is available for residents of the United States and Canada.
On a touch-tone telephone, call TOLL FREE 1-866-628-9068, 24 hours a day, 7 days a week.
You will be prompted to provide your unique “Control Number” shown below.
Have your proxy card ready, then follow the prerecorded instructions.
Available until 11:59 p.m., Eastern Standard Time, on December 4, 2008.
Internet Voting
Visit the Internet website at www.proxyonline.com.
Enter your unique “Control Number” shown below and follow the instructions on your screen.
You will incur only your usual Internet access charges.
Available until 11:59 p.m., Eastern Standard Time, on December 4, 2008.
Voting By Mail
Simply, sign and date your proxy card and return it in the postage-paid envelope that has been provided.
If you have any questions concerning this proxy solicitation, or the proposals to be considered at the Special Meeting, please call The Altman Group at 1-866-341-2072.

X	PLEASE MARK VOTING INSTRUCTIONS AS IN THIS EXAMPLE	REVOCABLE VOTING INSTRUCTIONS PARK NATIONAL CORPORATION EMPLOYEES STOCK OWNERSHIP PLAN
VOTING INSTRUCTIONS FOR SPECIAL MEETING
OF SHAREHOLDERS OF
PARK NATIONAL CORPORATION
TO BE HELD ON DECEMBER 5, 2008
The undersigned beneficial owner of common shares of Park National Corporation, an Ohio corporation (the “Company”), allocated to the account of the undersigned under the Park National Corporation Employees Stock Ownership Plan (the “ESOP”) hereby instructs and directs the trustee of the ESOP to vote all of the common shares of the Company allocated to the undersigned’s account under the ESOP and entitled to be voted at the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held on December 5, 2008, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 10:00 a.m., Eastern Standard Time, and any adjournment, as shown to the right:

Please be sure to sign and date these voting instructions in the boxes below and to the right:	DATE

1.	To adopt the amendment to Article FOURTH of the Company’s Articles of Incorporation to authorize the Company to issue up to 200,000 preferred shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of the Company’s Articles of Incorporation.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Any voting instructions previously given to vote at the Special Meeting the common shares allocated to the undersigned’s account under the ESOP are hereby revoked. Receipt is acknowledged of the accompanying Notice of Special Meeting of Shareholders and copy of the Proxy Statement for the December 5, 2008 Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of Park National Corporation To Be Held on December 5, 2008: Park National Corporation’s Proxy Statement for the Special Meeting and a sample of the form of proxy card sent by Park National Corporation are available at:
www.snl.com/irweblinkx/docs.aspx?iid=100396.

ESOP Participant
Sign to Right

Sign, date and return via inter-office mail to The Park National Bank Shareholder Services, c/o First-Knox National Bank, Division of The Park National Bank, using the envelope provided.
PARK NATIONAL CORPORATION
               THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT BENEFICIAL OWNERS OF COMMON SHARES OF THE COMPANY ALLOCATED TO THEIR ACCOUNTS UNDER THE ESOP INSTRUCT AND DIRECT THE TRUSTEE OF THE ESOP TO VOTE ALL OF THE COMMON SHARES ALLOCATED TO THEIR RESPECTIVE ACCOUNTS UNDER THE ESOP FOR THE PROPOSAL IN ITEM NO. 1 AND FOR THE PROPOSAL IN ITEM NO. 2. WHERE A CHOICE IS SPECIFIED, THE COMMON SHARES ALLOCATED TO THE ACCOUNT UNDER THE ESOP OF THE PARTICIPANT IDENTIFIED IN THE VOTING INSTRUCTIONS ABOVE WILL, WHEN THE VOTING INSTRUCTIONS ARE PROPERLY EXECUTED, BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE COMMON SHARES ALLOCATED TO THE ACCOUNT UNDER THE ESOP OF THE PARTICIPANT IDENTIFIED IN THE VOTING INSTRUCTIONS ABOVE WILL, WHEN THE VOTING INSTRUCTIONS ARE PROPERLY EXECUTED, BE VOTED PRO RATA IN ACCORDANCE WITH THE VOTING INSTRUCTIONS RECEIVED FROM OTHER PARTICIPANTS IN THE ESOP WHO HAVE GIVEN VOTING INSTRUCTIONS.